VINEYARD OIL AND GAS COMPANY
                                 10299 West Main Road
                             North East, Pennsylvania 16428
                              Telephone:  (814) 725-8742


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SATURDAY, OCTOBER 21, 2000

TO THE STOCKHOLDERS OF VINEYARD OIL AND GAS COMPANY:

     You are hereby notified that the Annual Meeting of Shareholders of Vineyard Oil and Gas Company (the "Company") will be held at the Lake View Country Club, Route 89. North East, Pennsylvania 16428, on Saturday October 21, 2000, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

     1. The election of two (2) Directors to hold office subject to the provisions of the by-laws for the term of three (3) years ending 2003, or until the election and qualification of their respective successors; and

     2. The ratification of the selection of Gorzynski, Felix and Gloekler, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2000; and

     3. The transaction of such other and further business as may properly come before such meeting, or any adjournment or adjournments thereof

     By resolution adopted by the Board of Directors, the close of business on September 4, 2000 has been fixed as the date of record for the meeting of shareholders and only holders of shares of stock of record at that time will be entitled to notice of, and to vote at, the meeting of shareholders or any adjournment or adjournments thereof.

     The Proxy Statement, form of proxy, an envelope for returning the proxy, and the Annual Report of the Company for the fiscal year ending December 31, 1999 are being mailed with this notice of Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS



JAMES MACFARLANE
CHAIRMAN OF THE BOARD

North East, Pennsylvania
September 15, 2000

                                   IMPORTANT

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THIS ANNUAL SHAREHOLDER'S MEETING,PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING PERSONALLY AND VOTING.

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Vineyard Oil & Gas Company (the "Company") for use at the Annual Meeting of Shareholders to be held on October 21, 2000 at 10:00 a.m. local time, Lake View Country Club, Route 89, North East, Pennsylvania 16428, or at any adjournments thereof. When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. Any shareholder may revoke his or her proxy at any time before it is voted by delivering a later proxy to the Secretary of the Company at the Company's principal office listed above, or by giving written notice of revocation at the annual meeting or by attending the annual meeting personally and voting. The cost of the solicitation of proxies will be borne by the Company.

     Only shareholders of record at the close of business on September 4, 2000 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

     As of September 4, 2000, there were 5,125,562.5 shares of common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote. None of the shares of common stock held by the Company as treasury shares will be considered present or entitled to vote at the meeting.

RESOLUTION I

ELECTION OF DIRECTORS

     The by-laws of the Company provide for a Board of Directors composed of seven (7) directors, with directors elected to staggered three (3) year terms, with the term of two directors expiring next year, the term of three directors expiring the next year, and so on.

     The class of directors whose terms expire in 2000 currently consists of two directors. Robert Garfield and Eric Johnson stand for re-election at this annual meeting.

     The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting; the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

     Shareholders shall have cumulative voting rights with respect to the election of directors and there are no conditions precedent to the exercise of the right to cumulate votes for directors. Each share of common stock is entitled to cast two (2) votes for the election of directors for a three- (3) year term. A shareholder may cast all votes for one (1) candidate, or split its votes in any way the shareholder sees fit.

NOMINEES TO THE BOARD OF DIRECTORS - THREE YEAR TERMS

                                                          Class and Year
                          Principal           Director    in Which Term
     Name                 Occupation          Since       Will Expire     Age
W. Eric Johnson (1)    Investment Broker      1997            2003         42
                       Thompson White and
                       Company, Inc.

Robert L. Garfield (2) Independent Marketer  ------           2003         61
                       of Electric and Natural
                       Gas

(1) Mr. Johnson beneficially owned 38,345.63 shares of common stock of the Company as of the record date, which constituted .7% of the shares issued.

(2) Mr. Garfield beneficially owned no shares of common stock of the Company as of the record date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AFOREMENTIONED NOMINEES LISTED AS STANDING FOR ELECTION IN 2000.


     The members of the Board who are not standing for election at this year's annual meeting are set forth below.

                                                           Class and Year
                          Principal              Director  in Which Term
     Name                 Occupation             Since     Will Expire     Age
James J. MacFarlane (1)   President              1993           2001        37
                          MacTech Mineral
                          Management, Inc.
                          Bradford, PA

Jeffrey Buchholz (2)      Teacher, Ripley, N.Y.  1989           2002        54
                          School System

James Concilla (3)        Gas and Electric       1978           2002        63
                          Marketer, Vineyard
                          Oil & Gas

Charles L. Valone (4)     Owner and Operator of  1998           2001        68
                          Valone Farms, in
                          North East, PA

David Stetson (5)         President and Owner    1998           2001        42
                          Stetson Brothers
                          Hardware, Inc.
                          North East, PA

(1) Mr. MacFarlane beneficially owned no shares of common stock of the Company as of the date of record.

(2) Mr. Buchholz beneficially owned 2,375.5 shares of the common stock of the company as of the record date, which constituted .05% of the shares issued.

(3) Mr. Concilla beneficially owned 307,261.25 shares of the common stock of the company as of the record date, which constituted 6.0% of the shares issued.

(4) Mr. Valone beneficially owned 142,000 shares of the common stock of the company as of the record date, which constituted 2.8% of the shares issued.

(5) David Stetson beneficially owned 81,487.5 shares of common stock of the company as of the record date, which constituted 1.6% of the shares issued.

     The work experience for the last five- (5) years of each of the Directors is as follows:

Jeffery L. Buchholz     Mr. Buchholz is Secretary, Treasurer and a member of
                        the Executive, and Audit Committees. Mr. Buchholz holds a Bachelor of Science Degree in Business
                        Administration from Lambuth College, Jackson,
                        Tennessee, and a Master of Science Degree in Education from Georgia Southern University, Statesboro, Georgia.
                        Mr. Buchholz, a Director since 1989, has been a teacher in the Ripley, New York School system since
                        1970.

James J. MacFarlane     Mr. MacFarlane has succeeded Mr. Concilla as
                        Board Chairman. He has been a Director since 1993 and also serves as Chairman of the Executive Committee. Mr.
                        MacFarlane holds a Bachelor of Science Degree from the University of Pittsburgh at Bradford. Mr. MacFarlane is
                        President of Mactech Mineral Management, Inc. Bradford,
                        PA.

W. Eric Johnson         Mr. Johnson is a member of both the Audit and Wage &
                        Bonus Committees. Mr. Johnson was elected to the Board in 1997. Mr. Johnson holds a Bachelor of Science
                        Degree from the University of Dayton. Mr. Johnson has been a stockbroker with Thomas F. White and Company, Inc. since 1989.

James J. Concilla       Mr. Concilla, founder of the Company, retired as Board
                        Chairman and Company President in April of 2000. Mr.
                        Concilla has been an employee, Director and Officer of the Company since its organization in 1978.
                        Mr. Concilla has a Bachelor of Science degree from Edinboro University and a Master of Degree in Mathematics from the State of Pennsylvania. Mr.
                        Concilla remains an employee on a part-time basis.

Charles L. Valone       Mr. Valone is a member of the Wage & Bonus Committee.
                        Mr. Valone has been a        Director of the Company
                        since its founding.   Mr. Valone has owned and operated
                        grape vineyards in North East, Pennsylvania since
                        1948.  Mr. Valone was elected to the Board in 1978.

David H. Stetson        Mr. Stetson was elected to the Board in 1998 and
                        is a member of the Audit Committee, Executive Committee and the Wage and Bonus Committee. Mr. Stetson is the owner and President of Stetson Brothers Inc., a retail hardware store in North East, PA.

Robert L. Garfield      Mr. Garfield was appointed as a Director in August
                        2000. Mr. Garfield is a independent broker of gas and electricity. Previously Mr. Garfield served as Vice-
                        President of Kidder Exploration, Inc. from 1989 until their 1993 sale to National Fuel Resources.
                        Prior to that, Mr. Garfield served as the President of Environ Securities, a subsidiary of Envirogas, Inc.
                        from 1982 to 1989. In addition, Mr. Garfield held several Executive positions with Security Peoples Bank,
                        Erie, PA from 1969 to 1982. Mr. Garfield has a
                        Bachelor of Science Degree from Grove City College,
                        Grove City, PA.

RESOLUTION II

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     In accordance with the requirements of the Securities and Exchange Act of 1934, the Board of Directors is required to select independent public accountants as auditors of the Company for 2000, subject to ratification or rejection by the shareholders.

     The firm of Gorzynski, Felix and Gloekler, P.C., served as independent public accountants for the Company for the fiscal year ended December 31, 1999. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented at the Annual Meeting to ratify the selection of Gorzynski, Felix and Gloekler, P.C., by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 2000, and to perform other appropriate services. In the event the shareholders fail to ratify the selection of Gorzynski, Felix and Gloekler, P.C., the Board of Directors would reconsider such selection.

     A representative of Gorzynski, Felix and Gloekler, P.C., will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AFOREMENTIONED PROPOSAL REGARDING RATIFICATION OF ACCOUNTANTS.

EXECUTIVE COMPENSATION

Remuneration of Officers and Directors for 1999.

Name and Principal
Position                       Salary      Commissions     Bonus (1)   Other(2)

James J. Concilla             $75,000          0             0           0
President, Chairman
of the Board

Stephen B. Millis (3)         $65,000          0             0           0
Vice-President

Jeffery L. Buchholz            $1,933          0             0           0
Secretary/Treasurer

(1) No stock bonus was awarded to any directors, executive officers or other employees of the Company during the year 1999.

(2) Mr. Concilla and Mr. Millis are given the use of Company vehicles for Company business and the Company provides Mr. Buchholz, a part-time employee, with personal automobile labor maintenance.

(3) Mr. Millis succeeded Mr. Concilla as Company President in April, 2000. The Company has an employment agreement with Mr. Millis pursuant to which he is to be employed as President until March 31, 2002 and continuing thereafter unless terminated by either party on 90 days' prior written notice. The agreement provides Mr. Millis with an annual salary, effective April 1, 2000 of $85,000 plus an incentive bonus based upon the performance of the Company.

     No officer received any other non-cash compensation during the years ending December 31, 1999, other than health insurance which all full-time employees of the Company are entitled to receive.

Directors

Directors were paid $150.00 for each meeting of the Board of Directors at which the director was present. In addition, directors attending
Wage/Bonus and /or Audit Committee meetings are also paid $150.00 per meeting. There was no compensation for directors attending Executive Committee meetings.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth the number and percentage of shares of common stock owned by (a) each person who, to the knowledge of the Company, is beneficial owner of 5% or more of the outstanding shares of common stock, (b) each of the Company's present Directors and nominees, and (c) all of the Company's present officers and Directors as a group. This information is reported in accordance with the beneficial ownership rules of the Security and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

Names and Address              Number of Shares            Percentage of Class
James J. Concilla                 307,261.25                       6.0
20 Blaine Street
North East, PA  16428

Stephen B. Millis                 221,650                          4.3
11370 Martin Road
North East, PA  16428

Charles L. Valone                142,000                           2.8
11217 Old Lake Road
North East, PA  16428

Jeffery L. Buchholz                2,375.5                          .05
149 Orchard Beach Park
North East, PA  16428

W. Eric Johnson                   38,345.63                         .75
4404 Prestwick Drive
Erie, PA 16505

David H. Stetson                  81,487.5                         1.6
10730 West Main Road
North East, PA 16428

Note: Directors MacFarlane and Garfield are not shareholders.

All Officers and Directors as a Group  793,107.88                 15.5
(8 individuals)

MEETINGS AND COMMITTEES OF THE BOARD

     The Board, pursuant to its powers, has designated an Executive Committee, an Audit Committee and a Wage and Bonus Committee. The Board has no Nominating Committee. The Board held 5 meetings during the year ended December 31, 1999. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and committee meetings for which he was eligible.

     The Executive Committee has the power to exercise the authority of the Board of Directors in the day-to-day management of the Company, except with regard to certain items. During the year ended December 31, 1999, this committee held 4 formal meetings and in addition, members of this committee met frequently in informal session to review Company operations. Messrs. Buchholz, Stetson and MacFarlane are presently members of this committee.

     The Audit Committee is responsible for reviewing the audit and annual financial statements and reporting thereon to the Board of Directors and making recommendations to the Board of Directors regarding the independent auditors. The committee held 2 formal meetings and several informal meetings during the year ended December 31, 1999. The current members of the Audit Committee are Mr. Johnson, Mr. Stetson, and Mr. Buchholz.

     The Wage and Bonus Committee is responsible for setting wages and salaries to be paid to management and Directors. During the year ended December 31, 1999, this committee held 5 formal and several informal meetings. Mr. Johnson, Mr. Stetson, and Mr. Valone are presently members of this committee.


SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be considered at the 2001 Annual
Meeting of Shareholders must be received by the Secretary of the Corporation no later that February 28, 2001. Such proposals may be included in the next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

EXPENSES OF SOLICITATION

     The Company will bear the cost of preparing and mailing this statement with the accompanying proxy and other material. In addition to the use of the mails, officers, and employees of the Company may solicit proxies personally, by telegram, or by telephone for no additional compensation than their current salaries and/or fees. The Company will, upon request, reimburse banks, brokerage houses, and other institutions, nominees, and fiduciaries for the reasonable expenses in forwarding proxy material to their principals.

GENERAL

     The proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the annual meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the annual meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the proxy solicited by management will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications or will abstain from voting, if "Abstain" is marked. Where no choice is specified, the proxy will be voted FOR Resolutions I and II. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment. In addition to solicitation of shareholders by use of the mails, several officers and employees of the Company may, to a limited extent, solicit proxies by personal delivery of material and by telephone, telegram or mail. The presence at the annual meeting in person or by proxy (including those proxies marked "Abstain") of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the by-laws of the Company.

BY ORDER OF THE BOARD OF DIRECTORS



JAMES MACFARLANE
CHAIRMAN OF THE BOARD

September 15, 2000
North East, Pennsylvania